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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) January 28, 1998

                         LONG ISLAND FINANCIAL CORP.
                         ---------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                                                   11-3453684
      --------                       ------------                ----------
(State or other Jurisdiction of      (Commission                (IRS Employer
incorporation or organization)       File Number)            Identification No.)

                 One Suffolk Square, Islandia, New York 11722
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                   (Address of principal executive offices)

                                 (516) 348-0888
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             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
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The common stock of Long Island Commercial Bank, Islandia, New York, a bank insured by the Federal Deposit Insurance Corporation (the "FDIC"), is registered under Section 12 (g) of the Securities Exchange Act of 1934 (the "Securities Exchange Act."). Pursuant to Section 12(i) of the Securities Exchange Act, that registration was effected with the FDIC.

On January 28, 1999, by an exchange of the common stock of Long Island Financial Corp. for the common stock of Long Island Commercial Bank, Long Island Financial Corp. became the successor to Long Island Commercial Bank and Long Island Commercial Bank became a wholly-owned subsidiary of Long Island Financial Corp.

Pursuant to Section 12g-3 of the General Regulations under the Securities Exchange Act, the common stock of Long Island Financial Corp. is deemed to be registered under Section 12(g) of the Securities Exchange Act.


ITEM 7(C).  EXHIBITS. The following exhibits are filed as a part of this report.
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Exhibit 2.  Plan of Acquisition between Long Island Financial Corp. and Long
            Island Commercial Bank dated as of September 15, 1998.*

Exhibit 3.1 Certificate of Incorporation of Long Island Financial Corp.,  dated
            September 10, 1998.*

Exhibit 3.2 Bylaws of Long Island Financial Corp., effective as of September 10,
            1998.* .

      * Incorporated herein by reference in this document to the Form S-4 Registration Statement initially filed on September 22, 1998, Registration No. 333-63971.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Long Island Financial Corp.

                                        by /s/ Carmelo Vizzini
                                          -----------------------
                                          Carmelo Vizzini
                                          Vice President and Corporate Secretary